Exhibit 10.1

AMENDMENT TO

THE BEACHBODY COMPANY, INC. 2021 INCENTIVE AWARD PLAN

THIS AMENDMENT TO the BEACHBODY COMPANY, INC. 2021 INCENTIVE AWARD PLAN (this “Amendment”) is made and adopted by The Beachbody Company, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Beachbody Company, Inc. 2021 Incentive Award Plan (as amended from time to time, the “Plan”);

WHEREAS, the Board of Directors of the Company (the “Board”) has delegated authority to its Compensation Committee to serve as the “Administrator” of the Plan (as defined in and within the meaning of the Plan) and, pursuant to Section 3.2 of the Plan, the Board may re-vest in itself the authority to serve as the Administrator of the Plan at any time;

WHEREAS, pursuant to Section 10.4 of the Plan, the Plan may be amended by the Administrator at any time and for any reason, subject to the terms of the Plan; and

WHEREAS, the Board has adopted this Amendment, subject to approval by the stockholders of the Company within twelve months following the date of such action.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows, subject to approval by the stockholders of the Company within twelve months following the date of Board adoption of this Amendment:

1.
Section 11.26 of the Plan is hereby amended and restated in its entirety to read as follows:

“11.26 “Overall Share Limit” means the sum of (a) 1,915,891 Shares, and (b) an annual increase on the first day of each calendar year beginning on and including January 1, 2025 and ending on and including January 1, 2031 equal to the lesser of (i) a number equal to 5% of the aggregate number of shares of Class A Common Stock and Class X Common Stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.”

2.
This Amendment shall be and is hereby incorporated in and forms a part of the Plan; provided that the Amendment shall be subject to approval by the stockholders of the Company within twelve (12) months of the date hereof.
3.
Except as expressly provided herein, all other terms and provisions of the Plan shall remain unchanged and in full force and effect.

|

|

|US-DOCS\149386543.3||

IN WITNESS WHEREOF, I hereby certify that this Amendment was duly adopted by the Board of Directors of The Beachbody Company, Inc. on March 25, 2024 and was approved by the stockholders of The Beachbody Company, Inc. on June 4, 2024.

The Beachbody Company, Inc.

By: /s/Marc Suidan__________________________

Marc Suidan

Chief Financial Officer

Date: June 4, 2024

|

|US-DOCS\149386543.3||